F’26 Q3 Financial Results Brady Corporation May 18, 2026

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward- looking statements. For Brady, uncertainties arise from: increased cost of materials, labor, material shortages and supply chain disruptions, including as a result of tariffs or other impacts of the global trade environment; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate and grow acquired companies; difficulties in protecting our websites, networks, and systems against security breaches and difficulties in preventing phishing attacks, social engineering or malicious break-ins; risks associated with the loss of key employees; litigation, including product liability claims; global climate change and environmental regulations; foreign currency fluctuations; changes in tax legislation and tax rates; potential write-offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; the possibility that events, changes or other circumstances could result in termination of the agreement to acquire the PSS business; our ability to complete the pending acquisition of the PSS business on the anticipated timeline or at all, including risks related to the timing, receipt and terms of required governmental and regulatory approvals and the satisfaction or waiver of other closing conditions; the potential effects of the pending acquisition and related integration planning on Brady’s and the PSS business’s relationships with customers, suppliers and other business partners, ability to retain and hire key personnel, operating results and businesses generally; our ability to realize the anticipated strategic and financial benefits of the pending acquisition of the PSS business, including expected synergies, within the anticipated timeframe, or at all; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2025. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q3 F’26 Highlights 3 * Adjusted Diluted Earnings per Share is a non-GAAP measure. See appendix. Organic sales growth of 8.2%. Americas & Asia organic sales growth of 10.1%. Europe & Australia organic sales growth of 4.5%. Acquisition growth of 2.1%. Sales Growth GPM of 51.8% compared to 51.0% in Q3 of F’25. Gross profit in Q3 last year included facility closure and other reorganization costs. Gross Profit Margin GAAP EPS of $1.21 compared to $1.09 in Q3 of F’25. Adjusted Diluted Earnings per Share* increased 23.0% to $1.50 in Q3 of F’26 compared to $1.22 in Q3 of F’25. Growth in Adjusted Diluted Earnings per Share* Paid dividends of $11.6M. Purchased 63k shares in Q3 of F’26 for $5.2M. In a net cash position of $148.6M at April 30, 2026. Returning Capital to our Shareholders

Sales Overview 4 Q3 F’26 SALES: Total sales increased 13.8%. Organic sales increased 8.2%. • Americas & Asia – Organic sales increased 10.1%. • Europe & Australia – Organic sales increased 4.5%. Foreign currency translation increased sales 3.5%. Acquisitions increased sales 2.1%. $323 $326 $337 $346 $332 $323 $343 $343 $377 $357 $383 $397 $405 $384 $435 $250 $275 $300 $325 $350 $375 $400 $425 $450 Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Q1 F'25 3.6% Q2 F'25 2.6% Q3 F'25 1.6% Q4 F'25 2.4% Q1 F'26 2.8% Q2 F'26 1.6% Q3 F'26 8.2%Organic Growth SALES (millions of USD) Q3 F’26 SALES COMMENTARY: Organic sales grew 9.7% in the Americas with growth in wire ID, product ID and safety and facility ID. Asia organic sales grew 11.9% with growth throughout the region. Organic sales grew 4.7% in Europe and grew 2.2% in Australia.

Gross Profit Margin 5 $155 $156 $170 $176 $172 $162 $177 $177 $190 $176 $195 $200 $209 $194 $225 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 50.3% 49.3% 51.0% 50.4% 51.5% 50.6% 51.8% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 $225 $250 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 Q2 F'26 Q3 F'26 GROSS PROFIT & GPM% (millions of USD) Q3 F’26 – GROSS PROFIT MARGIN: Gross profit margin of 51.8% compared to 51.0% in Q3 of F’25. The impact of facility closure and other reorganization costs reduced gross profit by approximately 30 basis points in Q3 of F’25.

SG&A Expense 6 Q3 F’26 – SG&A EXPENSE: SG&A expense increased as a percent of sales when compared to Q3 last year primarily due to acquisition-related costs of $13.5M incurred in Q3 F’26, which was partially offset by cost reduction activities completed in the prior year. We continue to drive sustainable efficiency in SG&A expenses while investing in sales generating resources to drive sales growth. $90 $92 $91 $97 $96 $91 $96 $93 $112 $106 $109 $118 $118 $108 $129 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 29.7% 29.7% 28.4% 29.7% 29.0% 28.1% 29.6% 20% 22% 24% 26% 28% 30% $75 $90 $105 $120 $135 $150 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 Q2 F'26 Q3 F'26 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

7

R&D Expense

R&D EXPENSE AND R&D EXPENSE AS A % OF SALES

(millions of USD)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
4.3%
4.7%
4.7%
4.7%
4.7%
5.2%
5.1%
5.1%
5.0%
5.2%
5.0%
5.8%
5.7%
6.3%
5.4%
$13.9
$15.4
$15.7
$16.3
$15.7
$16.8
$17.7
$17.5
$18.9
$18.7
$19.2
$23.1
$23.3
$24.3
$23.5
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26
Q2 F'26
Q3 F'26

Q3 F’26 – R&D EXPENSE:

- Investments in R&D continue to drive organic sales growth.
- F’25 acquisitions carry a higher level of R&D as a percentage of sales.

BRADY

Income Before Income Taxes 8 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $58.8 $52.0 $65.7 $60.5 $68.5 $62.0 $73.4 $20 $30 $40 $50 $60 $70 $80 Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% Q1 F'25 (1.0%) Q2 F'25 (6.8%) Q3 F'25 2.1% Q4 F'25 (11.3%) Q1 F'26 16.5% Q2 F'26 19.1% Q3 F'26 11.6% * Adjusted Income Before Income Taxes is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q3 F’26 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes increased 11.6% to $73.4M in Q3 of F’26 compared to $65.7M in Q3 of F’25. Adjusted Income Before Income Taxes* increased 23.8% to $92.1M in Q3 of F’26 compared to $74.4M in Q3 of F’25. Year-on-Year Growth (Decline)

Net Income & Diluted EPS

9

NET INCOME (GAAP)

(millions of USD)



$65
$55
$45
$35
$25
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
$46.8
$40.3
$52.3
$49.9
$53.9
$48.1
$57.8
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26
Q2 F'26
Q3 F'26

DILUTED EPS (GAAP)



$1.30
$1.10
$0.90
$0.70
$0.50
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
$0.97
$0.83
$1.09
$1.04
$1.13
$1.09
$1.21
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26
Q2 F'26
Q3 F'26

Q3 F’26 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $57.8M in Q3 of F’26 compared to $52.3M in Q3 of F’25.
  - Adjusted Net Income* was $71.9M in Q3 of F’26 compared to $58.8M in Q3 of F’25 (an increase of 22.3%).
- GAAP Diluted EPS was $1.21 in Q3 of F’26 compared to $1.09 in Q3 of F’25.
  - Adjusted Diluted EPS* was $1.50 in Q3 of F’26 compared to $1.22 in Q3 of F’25 (an increase of 23.0%).

* Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. See appendix.

BRADY

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 $23.4 $39.6 $59.9 $58.3 $33.4 $53.3 $78.2 $0 $25 $50 $75 $100 Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151% Q1 F'25 50% Q2 F'25 98% Q3 F'25 115% Q4 F'25 117% Q1 F'26 62% Q2 F'26 111% Q3 F'26 135%% of Net Income CASH FLOWS IN Q3 OF F’26: Overview: Cash flow from operating activities was $78.2M in Q3 of F’26 vs. $59.9M in Q3 of F’25. Free cash flow* was $67.2M in Q3 of F’26 compared to $55.6M in Q3 of F’25. Returning Funds to our Shareholders: In Q3 of F’26, we returned a total of $16.7M to our shareholders in the form of dividends and share buybacks. Dividends – Returned $11.6M to our shareholders in the form of dividends. Share Buybacks – Repurchased 63,323 shares in Q3 of F’26 for $5.2M (average price of $81.59/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Apr. 30, 2026 3 Mos. Ended Apr. 30, 2025 9 Mos. Ended Apr. 30, 2026 9 Mos. Ended Apr. 30, 2025 Cash Balance - Beginning of Period 176.5$ 138.5$ 174.3$ 250.1$ Cash Flow from Operating Activities 78.2 59.9 164.9 122.9 Capital Expenditures (11.0) (4.3) (33.0) (18.7) Dividends (11.6) (11.3) (34.7) (34.2) Share Repurchases (5.2) (33.2) (14.1) (33.2) Business Acquisitions - (9.9) (17.4) (147.2) Debt Repayments (51.8) 15.1 (72.9) 11.9 Effect of Exchange Rates on Cash 0.6 (3.1) 5.3 (3.7) Other (0.2) 0.5 3.1 4.3 Cash Balance - End of Period 175.5$ 152.2$ 175.5$ 152.2$

Net Cash

11



NET CASH
(millions of USD)
$150
$100
$50
$0
$15
$31
$84
$102
$123
$96
$97
$159
$29
$51
$49
$75
$67
$98
$149
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26
Q2 F'26
Q3 F'26

STRONG BALANCE SHEET:

- April 30, 2026 cash = $175.5M.
- April 30, 2026 debt = $26.9M.
- Balance sheet provides flexibility for future investments.

Raised F’26 Diluted EPS Guidance GAAP Diluted EPS $4.66 to $4.76 (+18.3% to +20.8% vs. F’25) F’26 Adjusted Diluted EPS* $5.20 to $5.30 (+13.0% to +15.2% vs. F’25) Guidance Assumptions: Organic sales growth in the mid-single digit percentages. Full-year income tax rate of approximately 21%. Foreign currency exchange rates as of April 30, 2026. Depreciation and amortization expense of approximately $44M. Capital expenditures of approximately $45M. 12 * Adjusted Diluted EPS is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 14.4% in Q3 of F’26: • Organic growth = + 10.1%. • Acquisition = + 3.1%. • Fx increase = +1.2%. • Organic sales grew 9.7% in the Americas with growth in wire ID, product ID and safety and facility ID. • Organic sales grew 11.9% in Asia with growth throughout the region. • Growth in segment profit due to organic sales growth in higher gross margin product lines. Q3 of F’25 segment profit included facility closure and other reorganization costs. Q3 F’26 SUMMARY:Q3 F’26 vs. Q3 F’25 (millions of USD) $222 $212 $225 $228 $245 $234 $254 $261 $269 $252 $290 23% 21% 22% 23% 22% 20% 23% 20% 22% 21% 24% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 $350 Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) Q1 F'25 5.1% (0.2%) 5.8% Q2 F'25 4.3% (1.4%) 7.6% Q3 F'25 5.4% (1.1%) 8.6% Q4 F'25 4.3% - 9.8% Q1 F'26 4.7% - 4.9% Q2 F'26 3.1% 1.0% 3.5% Q3 F'26 10.1% 1.2% 3.1% SALES & SEGMENT PROFIT % (millions of USD) Q3 F’26 Q3 F’25 Change Sales $ 290.1 $ 253.7 + 14.4% Segment Profit 68.7 57.2 + 20.2% Segment Profit % 23.7% 22.5% + 120 bps • Mid-single digit organic sales growth in F’26. • Growth in segment profit, excluding amortization. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 14 • Revenues increased 12.6% in Q3 of F’26: • Organic growth = + 4.5%. • Fx increase = + 8.1%. • Organic sales grew 4.7% in Europe and grew 2.2% in Australia. • Segment profit increased due to organic sales growth and cost reduction actions completed in fiscal year 2025. Q3 of F’25 segment profit included facility closure and other reorganization costs. Q3 F’26 SUMMARY:Q3 F’26 vs. Q3 F’25 (millions of USD) $110 $111 $119 $115 $132 $123 $129 $136 $136 $133 $145 15% 14% 16% 17% 10% 9% 14% 11% 14% 12% 15% 0% 4% 8% 12% 16% 20% $50 $100 $150 $200 $250 $300 Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - Q1 F'25 0.7% 3.6% 15.0% Q2 F'25 (0.8%) (3.6%) 15.1% Q3 F'25 (5.4%) (0.1%) 14.2% Q4 F'25 (1.3%) 5.7% 14.4% Q1 F'26 (0.8%) 4.3% - Q2 F'26 (1.1%) 9.0% - Q3 F'26 4.5% 8.1% - SALES & SEGMENT PROFIT % Q3 F’26 Q3 F’25 Change Sales $ 145.2 $ 128.9 + 12.6% Segment Profit 21.5 17.5 + 22.8% Segment Profit % 14.8% 13.6% + 120 bps Organic For. Curr. Acquisitions • Low-single digit organic sales growth in F’26. • Growth in segment profit, excluding amortization. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

17

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Income Before Income Taxes:
Brady is presenting the non-GAAP measure, "Adjusted Income Before Income Taxes." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Adjusted Income Before Income Taxes:

	Three months ended April 30,		Nine months ended April 30,	
	2026	2025	2026	2025
Income before income taxes	$ 73,368	$ 65,745	$ 203,849	$ 176,592
Amortization expense	5,255	4,754	15,768	14,138
Non-recurring acquisition-related costs and other related expenses	13,506	-	13,506	5,059
Facility closure and other reorganization costs	-	3,930	-	9,584
Adjusted Income Before Income Taxes (non-GAAP measure)	**$ 92,129**	**$ 74,429**	**$ 233,123**	**$ 205,373**

Adjusted Income Tax Expense:
Brady is presenting the non-GAAP measure, "Adjusted Income Tax Expense." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Adjusted Income Tax Expense:

	Three months ended April 30,		Nine months ended April 30,	
	2026	2025	2026	2025
Income tax expense (GAAP measure)	$ 15,568	$ 13,482	$ 44,062	$ 37,212
Amortization expense	1,267	1,144	3,803	3,402
Non-recurring acquisition-related costs and other related expenses	3,376	-	3,376	1,265
Facility closure and other reorganization costs	-	983	-	2,396
Adjusted Income Tax Expense (non-GAAP measure)	**$ 20,211**	**$ 15,609**	**$ 51,241**	**$ 44,275**

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Net Income:
Brady is presenting the non-GAAP measure, "Adjusted Net Income." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Adjusted Net Income:

	Three months ended April 30,		Nine months ended April 30,	
	2026	2025	2026	2025
Net income (GAAP measure)	$ 57,800	$ 52,263	$ 159,787	$ 139,380
Amortization expense	3,988	3,610	11,965	10,736
Non-recurring acquisition-related costs and other related expenses	10,130	-	10,130	3,794
Facility closure and other reorganization costs	-	2,947	-	7,188
Adjusted Net Income (non-GAAP measure)	**$ 71,918**	**$ 58,820**	**$ 181,882**	**$ 161,098**

Adjusted Diluted EPS:
Brady is presenting the non-GAAP measure, "Adjusted Diluted EPS." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Adjusted Diluted EPS (Note that certain amounts will not foot due to rounding):

	Three months ended April 30,		Nine months ended April 30,	
	2026	2025	2026	2025
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.21	$ 1.09	$ 3.35	$ 2.89
Amortization expense	0.08	0.08	0.25	0.22
Non-recurring acquisition-related costs and other related expenses	0.21	-	0.21	0.08
Facility closure and other reorganization costs	-	0.06	-	0.15
Adjusted Diluted EPS (non-GAAP measure)	**$ 1.50**	**$ 1.22**	**$ 3.81**	**$ 3.34**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2026 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 4.66	$ 4.76
Amortization expense	0.33	0.33
Non-recurring acquisition-related costs and other related expenses	0.21	0.21
Adjusted Diluted EPS (non-GAAP measure)	**$ 5.20**	**$ 5.30**